Subsequent Events	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
Subsequent Events

19. SUBSEQUENT EVENTS

On September 7, 2018, the Company entered into a securities purchase agreement with certain investors, pursuant to which the investors agreed to purchase an aggregate of 2,000,000 ordinary shares of the Company at a price of $1.50 per share for an aggregate of $3 million. Mr. Jianghuai Lin, the Company’s Chairman and CEO, is one of the investors and agreed to purchase 500,000 shares in this transaction. The private placement may be consummated in multiple closings, occurring no later than December 31, 2018. The consummation of the private placement is subject to the satisfaction of certain customary closing conditions. 1,000,000 ordinary shares were issued in November 2018.